                                                                    EXHIBIT 10.8

                                  SEMINIS, INC.
                          SEMINIS VEGETABLE SEEDS, INC.
                      EXTENSION OF INTERIM WAIVER AGREEMENT

To the Lender Parties to the Credit
   Agreement Identified Below

Ladies and Gentlemen:

       We refer to the Interim Waiver Agreement dated as of September 30, 2000 (the "Interim Waiver") among the undersigned, SEMINIS, INC., an Illinois corporation ("Seminis"), SEMINIS VEGETABLE SEEDS, INC., a California corporation ("SVS" ) and SVS HOLLAND B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with Seminis and SVS, individually a "Borrower" and collectively the "Borrowers"), the Banks from time to time party thereto and Harris Trust and Savings Bank, as administrative agent for the Banks (the "Administrative Agent"), as heretofore or hereafter amended, capitalized terms used without definition below to have the meanings ascribed to them in the Interim Waiver.

       Pursuant to the Interim Waiver the Required Banks waived compliance by the Borrowers with Sections 7.20 and 7.22 of the Credit Agreement for the period ending on the Expiry Date. The Borrowers have requested that the Required Banks extend the Expiry Date (and therefore the Waiver Period) from December 20, 2000 to December 31, and the Required Banks are willing to do so on the terms and conditions contained herein. Accordingly, upon satisfaction of the conditions precedent to effectiveness set forth below, the Borrowers and the Required Banks agree as follows:

       1. Extension of Interim Waivers with Respect to Certain Financial Covenants. Section 1 of the Interim Waiver shall be amended by replacing the date "December 20, 2000" appearing therein with the date "December 31, 2000".

       2. Certain Fees and Expenses. In consideration of the waivers hereinabove provided, the Borrowers hereby agree to pay, or reimburse the Administrative Agent and the Banks for, all fees and expenses of industry and financial consultants and the reasonable fees and expenses of The Mentor Group and US Bancorp AG Credit incurred in connection with the field audit of the Borrowers' books and records and inventory.

       3. Representations and Releases. Each Borrower hereby represents, warrants, acknowledges and agrees that (i) there are no set offs, counterclaims or defenses against the Notes, the Credit Agreement (as amended or otherwise modified hereby) or any other Loan Documents (as amended or otherwise modified hereby or by the security agreement amendments) and (ii) there are no claims (absolute or contingent or matured or unmatured) or causes of action by any Borrower against any Bank or any Agent in connection with the Credit Agreement, the Notes and the other Loan Documents. Notwithstanding the immediately preceding sentence and as further consideration for the agreements and understandings contained herein, each Borrower hereby releases the Agents


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and the Banks, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim, right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, in connection with the Credit Agreement, the Notes and the other Loan Documents.

       4. Miscellaneous. Except as specifically modified hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. The Borrowers' obligations under Section
12.8 of the Credit Agreement shall be unaffected by the waiver contained herein. No reference to this Extension of Interim Waiver Agreement need be made in any instrument or document at any time referring to the Interim Waiver, a reference to the Interim Waiver in any of such to be deemed to be a reference to the same as modified hereby. This Extension of Interim Waiver Agreement may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all of which shall constitute one and the same instrument. The Borrowers hereby confirm that all representations and warranties made by them in the Loan Documents (as defined in the Credit Agreement) are true and correct as of the date hereof except to the extent that any of same expressly relate to any earlier date and acknowledge that their obligations under the Loan Documents are justly and truly owing without defense, offset or counterclaim. The waivers provided for herein shall be strictly construed and limited as hereinafter provided. This Extension of Interim Waiver Agreement shall become effective upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrowers and the Required Banks. This Interim Waiver Agreement shall be deemed to be a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents. This Interim Waiver Agreement shall be construed in accordance with and governed by the laws of the state of Illinois.


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Dated as of December __, 2000.


                                     SEMINIS, INC.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     SEMINIS VEGETABLE SEEDS, INC.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     SVS HOLLAND B.V.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     HARRIS TRUST AND SAVINGS BANK, individually
                                       and as Administrative Agent

                                     By
                                       -----------------------------------------
                                        Its Vice President


                                     CREDIT AGRICOLE INDOSUEZ

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     BANK OF AMERICA, N.A.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                      -3-
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                                     THE BANK OF NOVA SCOTIA

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                        COMERICA BANK

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------

                                     BANK ONE


                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------

                                     PARIBAS


                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     UNION BANK OF CALIFORNIA, N.A.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     FLEET NATIONAL BANK

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     MEESPIERSON CAPITAL CORP.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


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                                     RABOBANK INTERNATIONAL

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     SANWA BANK CALIFORNIA

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     THE FUJI BANK, LIMITED

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     THE MITSUBISHI TRUST & BANKING
                                       CORPORATION

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     US BANCORP AG CREDIT, INC.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


                                     THE DAI-ICHI KANGYO BANK, LTD.

                                     By
                                       -----------------------------------------
                                        Its
                                           -------------------------------------


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